EXHIBIT 10.9:

July 12, 2006

Oil-Dri Corporation of America
410 North Michigan Avenue, Suite 400
Chicago, Illinois 60611

                              Re: First Amendment to Note Agreement

Ladies and Gentlemen:

     Reference is made to the Note Agreement (the “Note Agreement”), dated as of December 16, 2005, among you, on one hand, and The Prudential Insurance Company of America (“PICA”) and Prudential Retirement Insurance and Annuity Company (“PRIAC” and, collectively with PICA, the “Prudential Parties”) on the other hand. Capitalized terms used herein that are not otherwise defined herein shall have the meaning specified in the Note Agreement.

     The Company has requested certain modifications to the Note Agreement, and the Prudential Parties have agreed to such modifications on the terms and conditions set forth herein. Accordingly, and in accordance with the provisions of paragraph 11C of the Note Agreement, the parties hereto agree as follows:

     SECTION 1.  Amendment. From and after the Effective Date (as defined in Section 2 hereof), the Note Agreement is amended as follows:

     1.1  Clause (xi) of paragraph 6C of the Note Agreement is hereby amended and restated in its entirety as follows:

     “(xi)     other Liens securing the Debt of the Company or any Restricted Subsidiary not otherwise  permitted by paragraphs (i) through (x), provided that at the time the Company or such Restricted Subsidiary incurs or otherwise becomes liable for such Debt, Priority Debt does not exceed 20% of Consolidated Total Capitalization, provided further that Debt of Restricted Subsidiaries in respect of industrial revenue bonds secured by Liens permitted by paragraph 6C(viii) and guaranteed by the Company shall not be included in Priority Debt for purposes of determining compliance with this paragraph 6C(xi). Notwithstanding the foregoing, at no time shall any Lien otherwise permitted under this paragraph 6C(xi) secure any obligations under the Credit Agreement or any other working capital credit facility of the Company. Further, Priority Debt outstanding solely under the Canadian Credit Agreement in an aggregate amount not to exceed 1,500,000 Canadian Dollars, which otherwise would be permitted under this paragraph 6C(xi), may be secured by Liens solely in the assets of the Canadian Borrower.”

     1.2  Paragraph 10B of the Note Agreement is hereby amended by adding the following new definition in alphabetical order:

“Canadian Borrower” shall mean Favorite Products Company Limited (La Compagnie de Produits Favorite Limitée), a company organized under the laws of the Province of Québec.

     “Canadian Credit Agreement” shall mean that certain Acknowledgement of Debt/Revolving Term Credit Agreement, dated as of or about July 12, 2006, and related security agreements by and between the Canadian Borrower and National Bank of Canada .

     SECTION 2.  Representations and Warranties. The Company and each Guarantor represents and warrants that (a) each representation and warranty set forth in paragraph 8 of the Note Agreement and the other Transaction Documents to which it is a party, is true and correct as of the date of execution and delivery of this letter by the Company or such Guarantor with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date and except that the representations and warranties contained in paragraph 8B of the Note Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (i) and (ii), respectively, of paragraph 5A of the Note Agreement); (b) both before and after giving effect to the amendments set forth in Section 1 hereof, no Event of Default or Default exists or has occurred and is continuing on the date hereof; and (c) neither the Company nor any Guarantor has paid or agreed to pay, and neither the Company nor any Guarantor will pay or agree to pay, any fees or other consideration to any Person in connection with the amendments referenced in Sections 3(ii) and 3(iii) hereof. The Prudential Parties hereby confirm to the Company that they have received actual notice and copies of the Existing Note Agreement Amendment contemplated by the Note Agreement, and the related Guaranty.

     SECTION 3. Conditions Precedent. This amendments in Section 1 of this letter shall become effective as of the date (the “Effective Date”) upon which each Prudential Party shall have received original counterparts or, if satisfactory to such Prudential Party, certified or other copies of all of the following, each duly executed and delivered by the party or parties thereto, in form and substance satisfactory to such Prudential Party, dated the date hereof unless otherwise indicated, and on the date hereof in full force and effect:

(i) this letter executed by the Company each of the Loan Parties;

(ii) the written waiver or consent of Harris, N. A. with respect to the Canadian Credit Agreement; and

     (iii)    the Company’s certification that the Purchasers under the Existing Note Agreement have received actual notice of the Canadian Credit Agreement and have confirmed that no waiver or consent from them is required under the Existing Note Agreement.

     SECTION 4.  Covenant. Promptly upon conclusion of the Canadian Credit Agreement, Company shall deliver to the Purchaser a copy of the Canadian Credit Agreement, together with copies of all instruments, documents and agreements delivered in connection therewith, certified by an Officer’s Certificate as correct and complete; and

     SECTION 5.  Reference to and Effect on Note Agreement. As of the Effective Date, each reference to the Note Agreement in any other document, instrument or agreement shall mean and be a reference to the Note Agreement as modified by this letter. Except as specifically set forth in Section 1 hereof, the Note Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. The Company hereby represents and warrants that all necessary or required consents to this letter have been obtained and are in full force and effect. Except as specifically stated in this letter, the execution, delivery and effectiveness of this letter shall not (a) amend the Note Agreement, any Note or any of the other Transaction Documents, (b) operate as a waiver of any right, power or remedy of the holder of any Note, (c) constitute a waiver of, or consent to any departure from, any provision of the Note Agreement, any Note or any of the other Transaction Documents at any time or (d) be construed as a course of dealing or other implication that any holder of any Note has agreed to or is prepared to grant any consents or agree to any amendments to the Note Agreement, any Note or any of the other Transaction Documents in the future, whether or not under similar circumstances.

     SECTION 6.  Expenses. The Company hereby confirms its obligations under the Note Agreement, whether or not the transactions hereby contemplated are consummated, to pay, promptly after request by the holders of the Notes, all reasonable out-of-pocket costs and expenses, including attorneys’ fees and expenses, incurred by any holder of the Notes in connection with this letter or the transactions contemplated hereby, in enforcing any rights under this letter, or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this letter or the transactions contemplated hereby. The obligations of the Company under this Section 6 shall survive transfer by any holder of a Note of any Note and payment of any Note.

     SECTION 7.  Reaffirmation. Each Guarantor hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Guaranty Agreement and each of the other Transaction Documents to which it is a party. Each Guarantor hereby consents to the terms and conditions of this letter and reaffirms its obligations and liabilities under or with respect to the Note Agreement as amended by this letter (including, without limitation, any additional Guaranteed Obligations (as defined in the Guaranty Agreement) resulting from this letter.

     SECTION 8.  Governing Law. THIS LETTER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS OF SUCH STATE WHICH WOULD OTHERWISE CAUSE THIS LETTER TO BE CONSTRUED OR ENFORCED OTHER THAN IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

     SECTION 9.  Counterparts; Section Titles. This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this letter by facsimile shall be effective as delivery of a manually executed counterpart of this letter. The section titles contained in this letter are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

Very truly yours,

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By:	/s/ Anthony Coletta
Vice President

PRUDENTIAL RETIREMENT INSURANCE
AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc.,
as investment manager

By:	/s/ Anthony Coletta
Vice President

Accepted and Agreed:

OIL-DRI CORPORATION OF AMERICA

By:	/s/ Jeffrey M. Libert
	Name:	Jeffrey M. Libert
	Title:	Vice President, Finance, and Treasurer

OIL-DRI CORPORATION OF GEORGIA,
a Georgia corporation

By:	/s/ Jeffrey M. Libert
	Name:	Jeffrey M. Libert
	Title:	Vice President

OIL-DRI PRODUCTION COMPANY,
a Mississippi corporation

By:	/s/ Jeffrey M. Libert
	Name:	Jeffrey M. Libert
	Title:	Vice President

OIL-DRI CORPORATION OF NEVADA,
a Nevada corporation

By:	/s/ Jeffrey M. Libert
	Name:	Jeffrey M. Libert
	Title:	Vice President

MOUNDS PRODUCTION COMPANY, LLC,
an Illinois limited liability company

By: MOUNDS MANAGEMENT, INC.,
Its Managing Member

By:	/s/ Jeffrey M. Libert
	Name:	Jeffrey M. Libert
	Title:	Vice President

MOUNDS MANAGEMENT, INC.,
a Delaware corporation

By:	/s/ Jeffrey M. Libert
	Name:	Jeffrey M. Libert
	Title:	Vice President

BLUE MOUNTAIN PRODUCTION COMPANY,
a Mississippi corporation

By:	/s/ Jeffrey M. Libert
	Name:	Jeffrey M. Libert
	Title:	Vice President

TAFT PRODUCTION COMPANY,
a Delaware corporation

By:	/s/ Jeffrey M. Libert
	Name:	Jeffrey M. Libert
	Title:	Vice President